Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2023
Commitments and contingencies
Schedule of capital expenditures contracted

	As of December 31,
	2022	2023
	RMB	RMB
Contracted but not provided for:
A planned factory construction project(i)	273,083	173,418
Construction commitments	—	71,395
Assets under construction	1,725	45
Total	274,808	244,858
(i)	The Group plans to construct a factory to manufacture their selected self-branded products, such as fasteners, located on a parcel of land in Taicang, Jiangsu Province to which the Group acquired the land use rights. In accordance with the land use rights agreement, at least RMB273,083 capital expenditures in connection with such construction plan is committed by the Group. The Group commenced the construction in the second quarter of 2023 and plans to complete the construction by the end of 2024.